Exhibit 99.1

Avensys Inc. Consolidated Financial Statements February 28, 2005 and May 31, 2004

Independent Auditors' Report	2
Financial Statements
Consolidated Earnings and Comprehensive
Income (loss)	3
Consolidated Shareholder's Equity	4
Consolidated Cash Flows	5
Consolidated Balance Sheets	6 - 7
Notes to Consolidated Financial Statements	8 - 24

Raymond Chabot Grant Thornton llp Chartered Accountants

Independent Auditors' Report

To the Directors of
Avensys Inc.

We have audited the consolidated balance sheets of Avensys Inc. and subsidiary (the Company) as at February 28, 2005 and May 31, 2004 and the consolidated statements of earnings, shareholder's equity and cash flows for the nine months ended February 28, 2005 and the twelve months ended May 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at February 28, 2005 and May 31, 2004 and the results of their operations and their cash flows for the nine months ended February 28, 2005 and the twelve months ended May 31, 2004 in accordance with accounting principles generally accepted in the United States of America.

/s/ Raymond Chabot Grant Thornton LLP
Chartered Accountants

Quéébec, Canada
April 15, 2005 (May 20, 2005 for Note 20 (b))

Avensys Inc.
Consolidated Balance Sheets
(in U.S. dollars)
(U.S. GAAP)
	2005-02-28	2004-05-31
	$	$
ASSETS
Current assets
Cash	144,418
Accounts receivable, net (Note 6)	2,344,847	3,090,444
Inventories (Note 7)	852,186	825,331
Prepaid expenses	158,185	55,871
Total current assets	3,499,636	3,971,646
Term deposit, 1.3%, maturing in June 2006, at cost	81,208	91,683
Investment in a company subject to significant influence (Note 8)		183,365
Property, plant and equipment, net (Note 9)	523,898	507,396
Goodwill	1,789,483	1,616,231
Other assets, net (Note 10)	179,833	176,848
Total assets	6,074,058	6,547,169
LIABILITIES
Current liabilities
Line of credit (Note 11)	927,917	728,843
Bank loans (Note 11)	274,566	305,120
Accounts payable and accrued liabilities (Note 12)	2,357,797	2,141,549
Income taxes payable	32,599
Instalments on long-term debt	122,829	203,149
Total current liabilities	3,715,708	3,378,661
Deferred government assistance		2,063
Long-term debt (Note 13)	1,726,414	1,556,240
Non-controlling interest	16,678
Total liabilities	5,458,800	4,936,964
Commitments (Note 16)
SHAREHOLDER'S EQUITY

Capital stock (Note 14)
Class "A" shares; issued and outstanding : 15,746,369 as at
February 28, 2005 and 15,397,065 as at May 31, 2004	7,001,519	6,717,855
Additional paid-in capital	278,749	267,874
Deficit	(6,813,291)	(5,366,235)
Accumulated other comprehensive income (loss)	148,281	(9,289)
Total shareholder's equity	615,258	1,610,205
Total liabilities and shareholder's equity	6,074,058	6,547,169

The accompanying notes are an integral part of the consolidated financial statements.

On behalf of the Board,
/s/ Martin d'Amours	/s/ Stephane Solis
Director	Director

Avensys Inc.
Consolidated Earnings and Comprehensive Income (loss)
(in U.S. dollars)
(U.S. GAAP)
	2005-02-28	2004-05-31
	(9 months)	(12 months)
	$	$
Sales	6,308,791	9,983,136
Cost of sales	5,228,150	6,331,510
Gross profit	1,080,641	3,651,626

Selling expenses	1,220,141	1,846,076
Research and development expenses	735,158	929,822
Administrative expenses	1,043,211	1,112,404
Termination payments	371,533	124,968
Gain on disposal of property, plant and equipment (Note 3)	(52,357)	(132,556)
Gain on disposal of other assets (Note 3)	(278,280)
Gain on write-off of the stock-based compensation and other
amount payable (Note 12)	(424,648)	(33,904)
Grants	(100,681)	(115,516)
Miscellaneous	36,559	(10,114)
	2,550,636	3,721,180
Operating loss	(1,469,995)	(69,554)

Financial expenses	(419,993)	(476,500)
Interest income	4,462	7,112
Exchange gain (loss)	(20,219)	21,574
Share in the net loss of a company subject to significant influence	(37,753)
Non-controlling interest	(96,855)
	(570,358)	(447,814)
Loss before income taxes	(2,040,353)	(517,368)

Income taxes benefit
Current (Note 15)	(593,297)	(826,682)
Net earnings (loss)	(1,447,056)	309,314
Foreign currency translation adjustments	157,570	(9,289)
Total comprehensive income (loss)	(1,289,486)	300,025

The accompanying notes are an integral part of the consolidated financial statements.

Avensys Inc.
Consolidated Shareholder's Equity
(in U.S. dollars)
(U.S. GAAP)

	Common Shares				Accumulated
	Number		Additional		other	Total
	of class "A"		paid-in		comprehensive	shareholder's
	shares	Amount	capital	Deficit	income (loss)	equity

Balance, June 1, 2003	15,397,065	6,717,855	222,084	(5,675,549)	-	1,264,390

Stock-based compensation and stock
option plans (Note 14)			17,976			17,976
Discount related to beneficial conversion
feature (Note 13)			27,814			27,814
Net earnings (loss)				309,314		309,314
Foreign currency translation adjustments					(9,289)	(9,289)

Balance, May 31, 2004	15,397,065	6,717,855	267,874	(5,366,235)	(9,289)	1,610,205

Common shares issued in settlement
of compensation
payable (Note 12)	349,304	283,664				283,664
Stock-based compensation and stock
option plans (Note 14)			10,875			10,875
Net earnings (loss)				(1,447,056)		(1,447,056)
Foreign currency translation adjustments					157,570	157,570

Balance, February 28, 2005	15,746,369	7,001,519	278,749	(6,813,291)	148,281	615,258

The accompanying notes are an integral part of the consolidated financial statements.

Avensys Inc.
Consolidated Cash Flows
(in U.S. dollars)
(U.S. GAAP)
	2005-02-28	2004-05-31
	(9 months)	(12 months)
	$	$
OPERATING ACTIVITIES
Net earnings (loss)	(1,447,056)	309,314
Non-cash items
Amortization	266,960	243,850
Gain on disposal	(330,637)	(132,556)
Interest on debenture	161,977	157,827
Gain on write-off of debts	(424,648)	(33,904)
Share in the loss of a company subject to significant influence	37,753
Non-controlling interest	96,855
Stock-based compensation	10,875	17,976
Changes in working capital items:
Accounts receivable	1,119,631	(1,343,380)
Inventories	183,786	(86,060)
Prepaid expenses	(99,069)	3,816
Accounts payable and accrued liabilities	614,398	348,443
Income taxes payable	33,701
Cash flows from operating activities	224,526	(514,674)

INVESTING ACTIVITIES
Purchase of term deposit	19,414
Proceeds from sale of term deposit		(19,760)
Purchase of property, plant and equipment	(80,265)	(85,523)
Proceeds from sale of property, plant and equipment	115,887	122,792
Other assets	(44,814)
Disposal of other assets	342,449
Business acquisition (Note 3)	6,627
Cash flows from investing activities	359,298	17,509

FINANCING ACTIVITIES
Bank loans		301,821
Repayment of bank loans	(72,925)
Line of credit	125,037	483,242
Repayment of long-term debt	(135,804)	(243,919)
Financing costs	(27,292)	(44,309)
Dividend paid to non-controlling interest	(120,298)
Cash flows from financing activities	(231,282)	496,835

Foreign exchange gain (loss) on cash held in foreign currencies	(208,124)	330
Net increase in cash and cash and cash equivalents	144,418	-
Cash and cash equivalents, beginning of year	-	-
Cash and cash equivalents, end of year	144,418	-

The accompanying notes are an integral part of the consolidated financial statements.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

1 - GOVERNING STATUTES, NATURE OF OPERATIONS AND CHANGE IN FISCAL
YEAR-END

Avensys Inc. (Avensys), incorporated under Part IA of the Companies Act (Quéébec) in Canada, and its subsidiary (the Company) specialize in developing, manufacturing, distribution and the installation of control and monitoring remote solutions on line primarily for the environmental and geotechnical sectors. Subsequent to May 31, 2004, the Company changed its fiscal year-end from May 31 to February 28.

In February 2005, the shareholders of the Company signed a contract for the sale of shares to C-CHIP Technologies Corporation (C-CHIP), a company whose shares are traded on the U.S. Over the Counter Bulletin Board market. C-CHIP acquired the outstanding Class ''A'' shares of the Company and is now the parent company. The transaction is effective February 28, 2005.

2 - ACCOUNTING POLICIES

Basis of presentation

The Company has prepared these consolidated financial statements in U.S. dollars and in accordance with accounting principles generally accepted in the United States of America.

Accounting estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts recorded in the financial statements and notes to financial statements. These estimates are based on management's best knowledge of current events and actions that the Company may undertake in the future. Actual results may differ from these estimates.

Principles of consolidation

The consolidated financial statements include the accounts of Avensys and its subsidiary,
Fizians inc. of which the company owns 70% of the outstanding shares as described in Note 3.

Cash and cash equivalents

The Company's policy is to present cash and temporary investments having a term of three months or less from the acquisition date with cash and cash equivalents.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

2 - ACCOUNTING POLICIES (Continued)

Trade accounts

Most of the Company's accounts receivable are from companies operating primarily in the environmental and geotechnical sectors. Credit is granted based on an evaluation of the customer's financial position and, in general, no security is required. The accounts receivable are due within 30 to 60 days and are presented at the amount receivable from customers, net of the allowance for doubtful accounts. Amounts not paid when due are considered doubtful. The Company establishes its allowance taking several factors into account, including the age of the overdue accounts receivable, its loss experience, general economic conditions and the conditions of the industry overall. The Company writes off accounts receivable when they become uncollectible and subsequent payments of these amounts are credited to the bad debts expense.

Inventory valuation
Finished goods are valued at the lower of cost and net realizable value. Cost is determined by the average cost method.

Raw materials are valued at the lower of cost and remplacement cost. Cost is determined by the average cost method.

Revenue recognition

Revenues are recognized when merchandise is shipped, i.e. when the risks and rewards are transferred to the customers who accept the products, and when collection is reasonably certain. Revenues are recorded net of rebates, discounts, returns and credits requested. The Company's policy is to accept, under certain circumstances, returns and exchanges of products for which corresponding provisions are set up.

Amortization
Property, plant and equipment and other assets are recorded at cost.

Property, plant and equipment are amortized over their estimated useful lives according to the following methods, annual rates and periods:
		Rates
	Methods	and period
Production equipment, laboratory, furniture and fixtures	Straight-line and
	Diminishing balance	20%
Computer equipment	Straight-line and	33.33%
	Diminishing balance	30%
Automotive equipment and software	Diminishing balance	30%
Leasehold improvements	Straight-line	Shorter of original
		lease term or life of improvement

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

2 - ACCOUNTING POLICIES (Continued)

Government assistance relating to property, plant and equipment is recorded as deferred government assistance. It is amortized to income on the same basis as the related property, plant and equipment.

Product commercialization licenses are amortized over their estimated useful lives on a straight-line basis at the rate of 10% until 2015.

Deferred financing costs include costs relating to long-term debt and debentures and are amortized on a straight-line basis over the term of the debt and debentures until 2010.

Goodwill

Goodwill is the excess of the cost of acquired enterprises over the net of the amounts assigned to assets acquired and liabilities assumed. Goodwill is not amortized. It is tested for impairment annually, or more frequently if events or changes in circumstances indicate that it is impaired. If any potential impairment is identified, it is quantified by comparing the carrying amount of goodwill to its fair value. This fair value is calculated using discounted cash flows.

Research and development expenses and research and development tax credits

Research and development expenses are expensed as they are incurred.

Research and development tax credits are accounted for as a reduction of the income tax provision during the year in which the costs are incurred, provided that the Company is reasonably certain that the credits will be received. The investment tax credits must be examined and approved by the tax authorities and it is possible that the amounts granted will differ from the amounts recorded.

Income taxes

The Company uses the tax liability method to account for income taxes. Under this method, deferred tax assets and liabilities are determined according to differences between the carrying amounts and tax bases of the assets and liabilities. They are measured by applying enacted tax rates and laws at the date of the financial statements for the years in which the temporary differences are expected to reverse.

The company establishes a valuation allowance against the deferred income tax assets since based on available information, it is more likely than not that some or all of the deferred income tax assets will not be realized.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

	2 - ACCOUNTING POLICIES (Continued)

Stock-based compensation

The Company offers employees a stock-option plan, which is described in Note 14. Any consideration paid by employees during the exercise of stock options is credited to share capital.

The Company has elected to apply the intrinsic value method of accounting in accordance with Accounting Principles Board No. 25, "Accounting of Stock Issued to Employees" (APB 25). Under the intrinsic method of accounting, compensation expense is recognized if the exercise price of the Company's employee stock options is less than the market price of the underlying common stock on the date of grant. Stock-based compensation for employees is recognized on the straight-line basis over the vesting period of the individual options. The Company has provided the pro-forma disclosures required by SFAS No. 123, "Accounting for stock compensation".

The following table illustrates the effect on net loss as if the fair value method had been applied to stock based compensation:

		2005-02-28	2004-05-31
		$	$
	Net loss - as reported	(2,040,353)	(517,368)
Add :	Stock-based compensation expenses included in net
	loss - as reported	10,875	17,976
Deduct:	Stock-based compensation expenses determined under
	fair value method	(17,928)	(32,817)
	Net loss - pro forma	(2,047,406)	(532,209)

The fair value of the options granted during the period was measured at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions:

		2005-02-28	2004-05-31
	Risk - free interest rate	3.63% to 3.76%	2.95% to 4.03%
	Expected volatility	None	None
	Expected life of stock options (in years)	5	5
	Assumed dividends	None	None

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

2 - ACCOUNTING POLICIES (Continued)

Foreign currency translation

The Company's reporting currency is the U.S. dollar and its functional currency is the Canadian dollar. The Company's financial statements have been translated from the functional currency into the reporting currency using the current rate method. Under this method, assets and liabilities are translated into U.S. dollars at rates of exchange in effect at the balance sheet date. Average rates for the year are used to translate revenue and expenses. Resulting translation gains and losses are accumulated in a separate component of shareholders' equity as accumulated other comprehensive income or loss.

Monetary assets and liabilities in currencies other than the functional currency are translated at the exchange rate in effect at the balance sheet date, whereas other assets and liabilities are translated at exchange rates in effect at transaction dates. Revenue and expenses in foreign currency are translated at the average rate in effect during the year, with the exception of amortization, which is translated at the historical rate. Gains and losses are included in the earnings for the year.

Advertising costs

Advertising costs are expensed as incurred.

Shipping and handling costs

Shipping and handling costs are expensed as incurred and are included in the cost of sales.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

3 - BUSINESS ACQUISITION

On September 29, 2004, the Company acquired control of Fizians Inc., a company that provides Internet hosting and security services by purchasing 25% of the outstanding shares for $1. Following the acquisition of control, the Company owns 70% of the outstanding shares.

As of September 29, 2004, the operations of Fizians Inc. are included in the consolidated results. The results from August 2003 to September 28, 2004 are presented as an interest in the results of a company subject to significant influence.

The fair value of the net assets acquired are detailled as follows:

$
Cash	6,628
Accounts receivable	5,964
Inventories	113,170
Prepaid expenses	485
Accounts payable	(53,537)
Working capital acquired	72,710
Property, plant and equipment	63,475
Patents	67,553
Non-controlling interests	(40,855)
Share investment in the company subject to significant influence	(162,882)
-
Cash and cash equivalents acquired	6,628
Acquisition cost	(1)
Cash flows related to the acquisition of an enterprise	6,627

In October 2004, the subsidiary sold all of its assets, which generated gains on the disposition of property, plant and equipment and other assets of $52,357 and $278,280 respectively that were included in the results for the period. The subsidiary also paid its liabilities.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

4 - INFORMATION INCLUDED IN THE STATEMENT OF EARNINGS
	2005-02-28	2004-05-31
	(9 months)	(12 months)
	$	$
Stock-based compensation expense	10,875	17,976
Amortization of property, plant and equipment	124,607	181,250
Amortization of other assets	94,277	44,024
Amortization of deferred government assistance	2,362	26,393
Amortization of debt discount attributed to beneficial conversion feature	50,438	44,969
Rental expenses	178,186	228,284
Shipping and handling expenses	197,413	178,040
Advertising expenses	57,032	48,376
Interest on long-term debt and debentures	364,580	361,225
Other financial expenses	58,647	59,081
Related party transactions (a)
Expenses
Professional fees paid to a firm in which a partner was a
director until November 2004	70,369	21,662
Consulting fees to a company held by a shareholder		15,027

(a)	These transactions were concluded in the normal course of operations at the exchange amount, which is the amount established and accepted by the parties.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

5 - INFORMATION INCLUDED IN THE STATEMENT OF CASH FLOWS

Cash flows relating to interest and income taxes on operating activities are detailed as follows:

	2005-02-28	2004-05-31
	(9 months)	(12 months)
	$	$

Interest paid	84,937	248,753
Income taxes paid (received)	779	(2,342)

During the nine months ended February 28, 2005, 349,304 Class ''A'' shares were issued for compensation payable of $283,664.

6 - ACCOUNTS RECEIVABLE
	2005-02-28	2004-05-31
	$	$
Trade accounts receivable, net of allowance for doubtful accounts
of $72,695 ($22,204 as at May 31, 2004) (a)	1,214,943	2,189,069
Grants receivable	96,411	54,358
Research and development tax credits receivable	903,743	792,007
Deposits paid to suppliers	129,750
Security deposits		55,010
	2,344,847	3,090,444

(a)	Amounts owing from one customer represent 18% (22% as at May 31, 2004) of total trade accounts.
7 - INVENTORIES
	2005-02-28	2004-05-31
	$	$

Finished goods	707,644	682,091
Raw materials	144,542	143,240
	852,186	825,331

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

8 - INVESTMENT IN A COMPANY SUBJECT TO SIGNIFICANT INFLUENCE

		2005-02-28	2004-05-31
		$	$
Fizians inc., at equity method
450,000 Class "A" shares representing 45% of the voting rights		-	183,365

During the fiscal year ended May 31, 2004, the Company acquired this investment in exchange for inventories and fixed assets. Fizians Inc. became a subsidiary of the Company during the nine months ended February 28, 2005 (Note 3).

9 - PROPERTY, PLANT AND EQUIPMENT
			2005-02-28
		Accumulated
	Cost	amortization	Net
	$	$	$
Machinery and equipment	253,874	131,888	121,986
Laboratory equipment	397,503	143,828	253,675
Furniture and fixtures	310,280	264,159	46,121
Automotive equipment	33,646	15,410	18,236
Computer equipment	359,153	329,625	29,528
Software	76,467	38,379	38,088
Leasehold improvements	51,782	35,518	16,264
	1,482,705	958,807	523,898

			2004-05-31
		Accumulated
	Cost	amortization	Net
	$	$	$
Machinery and equipment	199,699	126,352	73,347
Laboratory equipment	336,286	66,740	269,546
Furniture and fixtures	280,240	222,724	57,516
Automotive equipment	30,389	9,136	21,253
Computer equipment	315,021	290,182	24,839
Software	59,254	27,426	31,828
Leasehold improvements	43,625	14,558	29,067
	1,264,514	757,118	507,396

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

10 - OTHER ASSETS
			2005-02-28
		Accumulated
	Cost	amortization	Net
	$	$	$
Licenses and patents	191,965	32,435	159,530
Deferred financing costs	48,241	27,938	20,303
	240,206	60,373	179,833

			2004-05-31
		Accumulated
	Cost	amortization	Net
	$	$	$
Licenses and patents	130,262	17,368	112,894
Deferred financing costs	80,579	16,625	63,954
	210,841	33,993	176,848

Acquisitions of licenses and patents amounted to $112,367 for the year ended February 28, 2005 (nil for the year ended May 31, 2004).

The annual amortization expenses of licenses and patents without taking into account any future acquisitions expected for the years 2006 through 2010 are as follows:
			$
2006			19,196
2007			19,196
2008			19,196
2009			19,196
2010			19,196

11 - BANK LOANS

Accounts receivable and inventories are earmarked to guarantee the line of credit. The line of credit, for an authorized amount of $1,104,000 (CDN$1,360,000), bears interest at the bank's prime rate plus 1.5% (5.75% as at February 28, 2005, 5.25% as at May 31, 2004) and is renegotiable annually.
A letter of credit for $62,000 (CDN$76,500) has been granted to a creditor from the amount authorized.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

11 - BANK LOANS (Continued)

As well, the Company has access to a bridging loan for Scientific Research and Experimental
Development tax credits for an authorized amount of $621,000 (CDN$765,000) that bears interest at the bank's prime rate plus 1.25% (5.5% as at February 28, 2005, 5% as at May 31, 2004). A
movable hypothec on accounts receivable and tax credits as well as a guarantee from
Investissement Quéébec guarantee the non-renewable loan.

Under the credit agreement, the Company must meet current and debt worth ratios. The financial institution has indicated provided a weaver with regards to the Company not meeting some of these ratios as at February 28, 2005.

An irrevocable letter of credit for $81,208 (CDN$100,000) has also been issued to an individual who has personally guaranteed a loan of the Company. A term deposit is earmarked as a guarantee for this same amount.

12 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
	2005-02-28	2004-05-31
	$	$
Suppliers	1,248,510	855,380
Salaries payable	340,949	218,531
Accrued vacation pay	132,941	126,047
Other	635,397	303,034
Stock-based compensation to be paid (a)		638,557
	2,357,797	2,141,549

(a)	During the fiscal year, 349,304 Class ''A'' shares were issued for compensation payable of
$283,664. Additionnaly, $382,356 owing to another employee was written off because the employee renounced his rights thereto.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

13 - LONG-TERM DEBT
	Current
	portion	2005-02-28	2004-05-31
	$	$	$

Unsecured 12% convertible debentures (CDN$800,000),
convertible at the option of the holder at any time for a
price equal to the lesser of $0.80 per Class "A" share
or the issue price of the Class "A" shares during the
last round of financing before the shares of the Company
are registered on a recognized stock exchange,
maturing in September 2007, net of discount related to
beneficial conversion feature of $60,676 ($71,242 as
at May 31, 2004) (a)		588,991	515,526

Unsecured 15% convertible debenture (CDN$1,125,000),
convertible at the option of the holder at any time
for a price equal to the lesser of $0.80 per Class "A"
share or the issue price of the Class "A" shares during
the last round of financing before the shares of the
Company are registered on a recognized stock exchange,
maturing in September 2007, net of discount related
to beneficial conversion feature of $84,317 ($99,001
as at May 31,2004) (a)		829,277	726,142

Mortgage loan secured by the universality of tangible
and intangible movables, (CDN$406,000 as at
February 28, 2005, CDN$462,000 as at May 31, 2005),
bank's prime rate plus 2.75% (7% as at February 28,
2005, 6.5% as at May 31, 2004), payable in monthly
instalments of CDN$7,000, maturing in May 2010 (b)	39,792	329,706	338,859
Carried forward	39,792	1,747,974	1,580,527

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

13 - LONG-TERM DEBT (Continued)
	Current
	portion	2005-02-28	2004-05-31
	$	$	$
Carried forward	39,792	1,747,974	1,580,527

Note payable (CDN$54,800 as at February 28, 2005
and May 31, 2004), prime rate (4.25% as at February
28, 2005, 3.75% as at May 31, 2004), maturing in
April 2005	44,502	44,502	40,194

Note payable (CDN$17,966 as at February 28, 2005,
CDN$24,185 as at May 31, 2004), without interest,
payable in monthly instalments of CDN$691, maturing
in April 2007	6,734	14,590	17,738

Note payable (CDN$10,000 as at February 28, 2005
and May 31, 2004), without interest, payable in annual
instalments of CDN$5,000, maturing 2006	8,121	8,121	7,335

Note payable (CDN$16,382 as at February 28, 2005
and May 31, 2005), without interest, maturing in
March 2005	13,304	13,304	12,016

Note payable (CDN$25,555 as at February 28, 2005
and May 31, 2004), without interest, payable in annual
instalments of CDN$12,778, maturing in May 2006	10,377	20,753	18,744

IDÉÉE-PME subsidied (CDN$81,090 as at May 31,
2004), without interest, payable in monthly instalments
of CDN$40,545, maturing in July 2004 (c)			59,476

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

13 - LONG-TERM DEBT (Continued)

Note payable (CDN$26,133 as at May 31, 2004),
secured by a movable hypothec on the universality of
property, prime rate plus 3% (6.75% as at May 31,
2004), payable in monthly instalments of CDN$933,
maturing in September 2007 (c)			19,168

Note payable (CDN$5,716 as at May 31, 2004),
secured by a movable hypothec on equipment and
inventories, prime rate plus 2.5% (6.25% as at May 31,
2004), payable in monthly instalments of CDN$286,
maturing in January 2006 (c)			4,191
		1,849,244	1,759,389
Instalments due within one year	122,830	122,830	203,149
Long-term debt		1,726,414	1,556,240

The instalments on long-term debt for next five years are $122,829 in 2006, $85,326 in 2007,
$1,632,599 in 2008, $68,215 in 2009 and $68,215 in 2010.

(a)	In accordance with Emerging Issues Task Force Issue 98! ?5, "Accounting for Convertible
Securities with a Beneficial Conversion Features or Contingently Adjustable Conversion
Ratios" (EITF 98! ?5) and EITF 00-27, "Application of Issue No. 98-5 to Certain Convertible
Instruments", the Company recognized an imbedded beneficial conversion feature present in the convertible debenture. The Company allocated a portion of the proceeds equal to the intrinsic value of that feature to additional paid! ?in capital. The Company recognized and measured an aggregate of $239,990 of the proceeds, which is equal to the intrinsic value of the imbedded beneficial conversion feature, to additional paid! ?in capital and a discount against the convertible debenture. The debt discount attributed to the beneficial conversion feature is amortized over the convertible debenture's maturity period as interest expense.

(b)	The Company presently enjoys a six-month capital reimbursement holiday for the period from
February to July 2005.

(c) These borrowings were repaid during the year.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

14 - CAPITAL STOCK

Authorized

Unlimited number of shares without par value

Class "A" shares, voting and participating, exchangeable for class "D" shares at the holder's option, subject to the combined approval of management and the shareholders of the majority of Class ''D'' shares

Class "B" shares, voting and participating

Class "C" shares, voting, non-participating, redeemable on the holder's death

Class "D" shares, non-voting, non-participating, 1% monthly non-cumulative dividend calculated on the redemption value, redeemable at the holder's option at the paid-up capital amount or at the fair value of the class "A" shares exchanged

Class "E" shares, non-voting, non-participating, 1% monthly non-cumulative dividend calculated on the redemption value, redeemable at the holder's option at the amount of consideration received on issuance

Class "F" shares, non-voting, non-participating, $1 per share non-cumulative dividend redeemable at the holder's option at the paid-up capital amount

Class "G" shares, non-voting, non-participating, $1 per share non-cumulative dividend redeemable at the Company's option at the paid-up capital amount

Stock option plan

In March 2000, the Company introduced a stock option plan for employees, directors and collaborators of the Company. The maximum number of class "A" shares issuable under the provisions of the plan cannot exceed 15% of all issued and outstanding voting and participating shares of the Company. The maximum number of shares subject to options granted to a single individual cannot exceed 10% of all common shares. The options granted under the plan can be exercised over a maximum term of five years from the date of grant. The vesting will occur in stages over a two-year period.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

14 - CAPITAL STOCK (Continued)

During the fiscal years ended February 28, 2005 and May 31, 2004, the Company granted stock option pursuant the plan as follows:
		Exercise price	Market price
	Number	(CDN $)	(CDN $)
As at May 31, 2004
December 18, 2003	15,000	0.90	1.05
December 18, 2003	100,000	0.80	1.05
As at February 28. 2005
November 26, 2004	60,000	0.90	0.62
February 3, 2005	645,000	0.80	0.62

The status of the Company's stock option plan is as follows:
		Average	Average
		weighted	remaining life
		exercise price
	Number	(CDN $)	(in years)
Outstanding as at May 31, 2003	1,915,555	0.90	2.8
Granted	115,000	0.81
Cancelled	(744,444)	0.90
Outstanding as at May 31, 2004	1,286,111	0.89	2.8
Granted	705,000	0.81
Expired	(451,667)	0.67
Cancelled	(1,539,444)	0.92
Outstanding as at February 28, 2005	-	-	-

Exercisable as at May 31, 2004	1,087,407	0.89	2.5
Exercisable as at February 28, 2005	-	-	-

As at February 28, 2005, the outstanding options were cancelled and the holders were compensated by the parent company.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

15 - INCOME TAXES

The deferred income tax assets and liabilities arise from differences between the tax value and the carrying amount of the following items:
	2005-02-28	2004-05-31
	$	$
Current deferred income tax assets
Stock-based compensation to be paid		203,169
Long-term deferred income tax assets
Property, plant and equipment	119,376	107,085
Research and development expenses	708,949	552,296
Unused tax loss	1,400,032	973,302
	2,228,357	1,835,852
Current deferred income tax liabilities
Research and development tax credits	133,994	133,490
Long-term deferred income tax liabilities
Other assets	289,102	243,509
	423,096	376,999

Deferred income tax assets	1,805,261	1,458,853
Valuation allowance	(1,805,261)	(1,458,853)
	-	-

Losses likely to reduce income taxes of future years amount to approximately $4,685,318 for federal purposes and $4,578,935 for provincial purposes. The net operating loss carry-fowards could be used as follows :

	Federal	Provincial
	$	$
2006	56,126	44,526
2007	215,923	243,426
2008	1,539,031	1,438,146
2009	1,023,098	1,074,354
2010	728,395	798,027
2015	1,122,745	980,456
	4,685,318	4,578,935

Research and development expenses that can be carried forward indefinitely total approximately
$1,910,833 for federal purposes and $3,779,438 for provincial purposes.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

15 - INCOME TAXES (Continued)

The Company's effective income tax rate differs from the combined federal and provincial income tax rate in Canada. This difference arises from the following items:

	2005-02-28	2004-05-31
	(9 months)	(12 months)
	$	$
Loss before income taxes	(2,040,353)	(517,368)
Income taxes are based on the combined federal and provincial
tax rate in Canada of 31.02% (31.05% as at May 31, 2004)	(632,918)	(160,643)
Increase (decrease) in income taxes as a result of the following items:
Research and development tax credit	(634,021)	(825,189)
Income taxes on research and development tax credit	196,673	255,974
Research and development expenses	95,215	111,427
Unrecognized deferred income tax asset	89,832
Stock-based compensation settled	131,726
Utilization of losses not recognized in prior years		(220,414)
Non-deductible allowance	77,239	14,640
Stock-based compensation plan and others	82,956	(2,477)
	(593,297)	(826,682)

16 - COMMITMENTS

The Company has entered into long-term lease agreements expiring at various dates until 2008 which call for lease payments of $316,791 for the rental of premises and automotive equipment.
Minimum lease payments for the next three years are $221,675 in 2006, $94,280 in 2007 and
$836 in 2008. The Company is also required to pay its shares of certain tenant operating expenses. The lease for the premises includes a five-year renewal option that the Company can exercise by providing six months notice.

The Company is also required to pay royalties varying from 1% to 4% on future sales of certain products. Royalties recorded during the year total $42,355 ($124,072 as at May 31, 2004).

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

17 - FINANCIAL INSTRUMENTS

The following methods and assumptions were used to determine the estimated fair value of each class of financial instruments.

Short-term financial instruments

The fair value of short-term financial assets and liabilities approximates their carrying amount given that they will mature shortly.

Investments

The fair value of the term deposit was determined by discounting future cash flows using rates that the Company can obtain for similar investments and does not differ materially from the carrying amount.

Long-term debt

The fair value of the variable rate mortgage loan is equal to the carrying amount because it bears interest at a rate that varies based on the market rate.

The fair value of the notes payable was determined by discounting future cash flows using rates that the Company can obtain for loans with similar terms and conditions and maturity dates. The value of the long-term debt does not differ materially from the carrying amount given that they will mature shortly.

The fair value of the convertible debenture was determined by discounting future cash flows using rates that the Company can obtain for loans with similar terms and conditions and maturity dates. The value of the long-term debt does not differ materially from the carrying amount.

Avensys Inc.
Notes to Consolidated Financial Statements
(in U.S. dollars)
(U.S. GAAP)

18 - FOREIGN EXCHANGE RISK

The Company is exposed to foreign exchange risk due to cash and cash equivalents, accounts receivable and accounts payable denominated in U.S. dollars and Euros. As at February 28, 2005, the main assets and liabilities expressed in foreign currencies are the following:

U.S. dollar assets represent cash and cash equivalents and receivables totalling US$439,321 (US$626,154 as at May 31, 2004); U.S. dollar accounts payable total US$586,504 (US$410,929 as at May 31, 2004);

Assets expressed in Euros represent cash and cash equivalents and receivables totalling 104,950 Euros; accounts payable in Euros total 15,486 Euros (73,951 Euros as at May 31, 2004).

The Company does not enter into arrangements to hedge its foreign exchange risk.

19 - ECONOMIC DEPENDENCE

The Company has a main client and sales to this client represent approximately 28% (16%
as at May 31, 2004) of total sales.

20 - SUBSEQUENT EVENT

(a) Subsequent to the year end, the Company received an advance of CDN$800,000 from the parent company. The advance bears interest at 4% and is repayable on demand as of March 2006.

(b) The Company also received an advance of CDN$500,000 from the parent company. The advance bears interest at 4% and is repayable on demand as of May 2006.

(c) In April 2005, the parent company issued shares of its own capital stock in settlement of a portion of the unsecured 15% convertible debenture having a nominal value of CDN$637,500. An amount of $439,811 was credited to the other paid-in capital as a related party transaction adjustment. The remainder of the unsecured debenture was replaced by a new 15% unsecured debenture convertible into shares of the parent company and maturing on September 1, 2007. This modification will result in the Company recording a derivative financial instrument to be determined.

(d) In April 2005, the parent company also issued shares of its own capital stock in settlement of the unsecured 12% convertible debenture having a nominal value of CDN$400,000. An amount of $297,581 was credited to the other paid-in capital as a related party transaction adjustment.

21 - COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform with the presentation adopted in the current year.